Goodwill	12 Months Ended
Dec. 31, 2021
Goodwill And Intangible Assets Disclosure [Abstract]
GOODWILL

9. GOODWILL

Stack Group
Balance as of January 1, 2020	466,320
Goodwill acquired (Note 17)	6,563
Balance as of December 31, 2020 and 2021	472,883
Balance as of December 31, 2021 (US$)	74,206

For the years ended December 31, 2019, 2020 and 2021, the Group performed a qualitative assessment and quantitative test based on the requirements of ASC 350-20. The Group evaluated all relevant factors including, but not limited to, macroeconomic conditions, industry and market conditions and financial performance. The Group weighed all factors in their entirety and concluded that it was not more-likely-than-not the fair value was less than the carrying amount of the reporting unit, and further impairment testing on goodwill was unnecessary.